SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 19, 2004

Flagstar Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Michigan	1-16557	38-3150651
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

(248) 312-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On October 19, 2004, Flagstar Bancorp, Inc. issued a press release regarding its results of operations and financial condition for the quarter and nine months ended September 30, 2004. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the quarter and nine months ended September 30, 2004, as part of its Form 10-Q covering that period.

Item 9.01 Financial Statements and Exhibits

     (c) The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press release text of Flagstar Bancorp, Inc. dated October 19, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: October 25, 2004	By:	/s/ Michael W. Carrie
Michael W. Carrie
Executive Director, Chief Financial Officer and Treasurer

  2

Exhibit Index

Exhibit No.

99.1	Press release text of Flagstar Bancorp, Inc. dated October 19, 2004.